August 17, 2016

VIA EDGAR

Division of Investment Management

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	TCW Funds, Inc.

File Nos. 033-52272; 811-07170

Ladies and Gentlemen:

Transmitted herewith for filing on behalf of TCW Funds, Inc. (the “Registrant”), pursuant to Rule 497(e) under the Securities Act of 1933, as amended, are exhibits containing risk/return summary information in interactive data format that is identical to the risk/return information contained in the supplement dated August 3, 2016 to the Registrant’s Prospectus, dated February 29, 2016, as amended, for the TCW Relative Value Dividend Appreciation Fund and the TCW Relative Value Large Cap Fund, filed with the Securities and Exchange Commission on August 3, 2016 (Accession Number 0001193125-16-669888).

Thank you for your assistance in this matter. Please contact me at (617) 662-3966 with any questions or comments.

Sincerely,

/s/ Julie Lee
Julie Lee
Vice President and Counsel